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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                February 20, 2004
                Date of Report (Date of earliest event reported)

                        ASSOCIATED MATERIALS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                                                75-1872487
        Delaware                      0-24956                  (IRS Employer
(State of Incorporation)      (Commission File Number)      Identification No.)

                                 3773 State Road
                           Cuyahoga Falls, Ohio 44223
                     (Address of Principal Executive Office)

                                 (800) 257-4335
              (Registrant's Telephone Number, Including Area Code)
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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibit:

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Exhibit
Number     Description
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

The following exhibit is not filed but is furnished as described below.

99.1 Press Release dated February 20, 2004, issued by Associated Materials Incorporated.
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ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 20, 2004, Associated Materials Incorporated issued a press release announcing results for its fourth quarter ended September 27, 2003 and for the year ended January 3, 2004. A copy of the press release is attached as
Exhibit 99.1 hereto. The information furnished in this report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ASSOCIATED MATERIALS INCORPORATED

DATE: February 20, 2004             By:  /s/ D. Keith LaVanway
                                        ----------------------------------------
                                         D. Keith LaVanway
                                         Vice President-Chief Financial Officer,
                                         Treasurer and Secretary

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